EXECUTION VERSION

This SECOND AMENDMENT TO STANDSTILL AGREEMENT AND THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated as of February 12, 2020, by and among AKORN, INC., a Louisiana corporation (the “Company”), the other Loan Parties under the Loan Agreement (as defined below), an ad hoc group of Lenders (as defined below) identified on Exhibit A hereto, which constitute “Required Lenders” under the Loan Agreement (collectively, the “Ad Hoc Group”), and the Administrative Agent (as defined below). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement or the Standstill Agreement (each, as defined below).
WHEREAS, reference is hereby made to that certain Loan Agreement dated as of April 17, 2014 (as the same shall have been amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Company, the other Loan Parties, the financial institutions from time to time parties thereto as “Lenders” (collectively, the “Lenders” and each, a “Lender”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), pursuant to which, among other things, the Lenders have made certain loans, advances, and other financial accommodations to the Company;
WHEREAS, reference is hereby made to: (a) that certain Standstill Agreement and First Amendment to Loan Agreement dated as of May 6, 2019 (the “Standstill Agreement”), by and among the Company, the other Loan Parties, the Administrative Agent, the Ad Hoc Group, certain other Lenders (collectively, with the Ad Hoc Group, the “Standstill Lenders”), as amended by (b) that certain First Amendment to Standstill Agreement and Second Amendment to Loan Agreement Dated as of December 13, 2019, by and among the Company, the other Loan Parties, the Administrative Agent and the Standstill Lenders, pursuant to which, among other things: (a) the Standstill Lenders agreed to standstill from exercising certain remedies under the Loan Agreement in connection with the Specific Covenants and Specific Matters (each, as defined in the Standstill Agreement); and (b) the Company, the other Loan Parties, and the Standstill Lenders, amended the Loan Agreement as set forth therein;
WHEREAS, Section 13(a) of the Standstill Agreement and Section 9.02 of the Loan Agreement permit amendment of the Standstill Agreement by the Company with consent of Required Lenders; and
WHEREAS, the Company and the Lenders party hereto (constituting Required Lenders) agree to the amendments to the Standstill Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:
Section 1.Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Loan Agreement and Standstill Agreement, as applicable.
Section 2.    Amendments to the Standstill Agreement. The Standstill Agreement (including the schedules and exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the marked blacklined copy of the Standstill Agreement attached as Annex I hereto (which shall be the Standstill Agreement). Said Annex I has been blacklined to show all changes from the Standstill Agreement as in effect immediately prior to the date hereof, it being agreed that, by virtue of this Amendment upon the effectiveness hereof, any amendments or other modifications to the Standstill Agreement prior to the date hereof that are not reflected in said Annex I shall cease to be in effect or, as the case may be, shall be modified as set forth in said Annex I, and Annex I shall for all purposes be deemed to constitute the Standstill Agreement.
Section 3.    Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) on which:
3.1Delivery of Agreement. This Amendment, duly authorized and executed by the Company, the Administrative Agent and the Standstill Lenders (constituting the Required Lenders at such time), shall have been delivered to each of the Company, the Administrative Agent, and the Standstill Lenders;
3.2No Default. Except for any Default or Event of Default with respect to the Specified Matters, both immediately before and after giving effect to this Amendment, no Default or Event of Default would then exist or would result therefrom;
3.3Representations and Warranties. Except with respect to the Specified Matters, all representations and warranties of the Company and the other Loan Parties set forth herein, in the Standstill Agreement, in the Loan Agreement, and in any other Loan Document shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Amendment Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date);
3.4No Material Adverse Effect. Both immediately before and after giving effect to this Amendment, no Material Adverse Effect shall have occurred and be continuing or would result therefrom, excluding a Material Adverse Effect (if any) relating to any of the Specified Matters;
3.5Closing Certificates. The Administrative Agent shall have received a certificate, dated as of the date hereof, of a duly authorized officer of the Company, to the effect that, at and as of the Amendment Effective Date, both before and after giving effect to this Amendment, (x) the conditions specified in this Section 3 have been satisfied or waived and (y) all Material Subsidiaries that are Domestic Subsidiaries are Loan Parties as of the Amendment Effective Date (it being understood and agreed, that the Administrative Agent may conclusively rely on such certificates as evidence of such satisfaction of the conditions specified in this Section 3);
3.6Fees and Expenses. The Company shall (i) pay or reimburse all reasonable and documented fees and expenses for Gibson Dunn, as legal advisor to the Ad Hoc Group, and Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth in the Standstill Agreement to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date and (ii) pay or reimburse all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent in connection with this Amendment and the other Loan Documents (including reasonable out-of-pocket fees, costs, and expenses of outside counsel for the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date;
For the avoidance of doubt, the Administrative Agent is hereby authorized to and shall post this Agreement to all Public-Side Lenders and Private-Side Lenders on the Amendment Effective Date (or as soon as practicable thereafter).
Section 4.    Entire Agreement. This Amendment, the Standstill Agreement, the Loan Agreement, and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
Section 5.    Governing Law; Jurisdiction; Consent to Service of Process.
5.1    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK.
5.2    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Company or its properties in the courts of any jurisdiction.
5.3    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph 5.2 of this Section 5. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
5.4    Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 16(r) of the Standstill Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
Section 6.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
Section 7.    Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
Section 8.    Loan Document. This Amendment constitutes a “Loan Document” for all purposes of the Standstill Agreement, the Loan Agreement, and the other Loan Documents.
Section 9.    Reaffirmation. Each of the undersigned Loan Parties acknowledges (i) all of its obligations under the Standstill Agreement, the Loan Agreement, and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis and (ii) the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Standstill Lenders, or the other Lenders, constitute a waiver of any provision of any of the Loan Documents, or serve to effect a novation of the Loan Document Obligations.
Section 10.    Lender Representations and Warranties. Each of the undersigned Lenders hereby represents and warrants that the representations and warranties and acknowledgements set forth herein and in the Standstill Agreement (as amended hereby) are true and correct as of the Amendment Effective Date.
Section 11.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 12.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 13.    Effect of Amendment. Each reference that is made in the Standstill Agreement or the Loan Agreement or any other Loan Document to the Standstill Agreement or the Loan Agreement shall hereafter be construed as a reference to the Standstill Agreement and/or Loan Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Standstill Agreement and the Loan Agreement shall remain in full force and effect and be unaffected hereby and this Amendment will not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Standstill Agreement or the Loan Agreement or any other provision of the Standstill Agreement, the Loan Agreement, or any other Loan Document, all of which are ratified and affirmed in all respects and will continue in full force and effect. For the avoidance of doubt, on and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
Section 14.    Direction to the Administrative Agent; Indemnity. Each Lender party hereto hereby consents, authorizes and directs the Administrative Agent to execute and deliver this Amendment and to take the actions contemplated herein. Each Standstill Party confirms and agrees that (i) the Administrative Agent is only entering into this Amendment at the direction of the Required Lenders, (ii) subject to the terms of the Loan Agreement and the other Loan Documents (including this Amendment), any action or inaction taken hereunder by the Administrative Agent shall be at the express direction of the Required Lenders (including, without limitation, any determination that a Default, Event of Default, and/or Standstill Event of Default has occurred and/or that the Standstill Period has ended) and (iii) the indemnification provisions set forth in the Loan Agreement and the other Loan Documents (including, without limitation, the indemnification provisions set forth in Sections 9.03(b) and 9.03(c) of the Loan Agreement) shall apply to actions taken by the Administrative Agent in connection with this Amendment.

[Signature Pages to Follow]
IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.
THE COMPANY:

AKORN, INC.

By:    /s/ Duane Portwood
    Name: Duane Portwood
    Title: Chief Financial Officer

OTHER LOAN PARTIES:

ADVANCED VISION RESEARCH, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

AKORN (NEW JERSEY), INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

AKORN ANIMAL HEALTH, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

AKORN OPHTHALMICS, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

AKORN SALES, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

INSPIRE PHARMACEUTICALS, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

OAK PHARMACEUTICALS, INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

HI-TECH PHARMACAL CO., INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

10 EDISON STREET LLC

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary of Hi-Tech Pharmacal Co., Inc. its
member

13 EDISON STREET LLC

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary of Hi-Tech Pharmacal Co., Inc. its
member

VPI HOLDINGS CORP.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

VPI HOLDINGS SUB, LLC

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

VERSAPHARM INCORPORATED

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

COVENANT PHARMA INC.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

OLTA PHARMACEUTICALS CORP.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

CLOVER PHARMACEUTICALS CORP.

By:    /s/ Joseph Bonaccorsi
    Name: Joseph Bonaccorsi
    Title: Secretary

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:    /s/ Justin Martin
    Name: Justin Martin
    Title: Authorized Officer

[LENDERS]

Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite VIII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XII, LTD.
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XIV-R, Limited
By: BlackRock Financial Management, its Investment Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

MAGNETITE XIX, LIMITED
By: BlackRock Financial Management, Inc. as Asset Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XV, Limited
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XVI, Limited
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XVII, Limited
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XVIII, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

Magnetite XX, Limited
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi Name: Rob Jacobi Title: Authorized Signatory

BlackRock Financial Management, Inc., on behalf of funds and accounts listed below:

•	Magnetite XII, LTD.

•	Magnetite XIV-R, Limited

•	Magnetite XV, Limited

•	Magnetite XVI, Limited

•	Magnetite XVII, Limited

•	Magnetite XVIII, Limited

•	Magnetite XIX, Limited

•	Magnetite XX, Limited

•	Magnetite VIII, Limited

By:	/s/ AnnMarie Smith Name: AnnMarie Smith Title: Authorized Signatory

BlueMountain CLO XXII Ltd.
By: BlueMountain Capital Management, LLC, its
portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer and Deputy GC
BlueMountain CLO 2012-2 Ltd.
By: BlueMountain Capital Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer and Deputy GC
BlueMountain CLO 2013-1 Ltd.
By: BlueMountain CLO Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer and Deputy GC
BlueMountain CLO 2014-2 Ltd.
By: BlueMountain Capital Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer and Deputy GC

BlueMountain Fuji US CLO I Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer
BlueMountain Fuji US CLO II Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer
BlueMountain Fuji US CLO III Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By:	/s/ Eric Albert Name: Eric Albert Title: Chief Compliance Officer

CANYON-ASP FUND, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON BALANCED MASTER FUND, LTD.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON DISTRESSED OPPORTUNITY
MASTER FUND II, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON DISTRESSED OPPORTUNITY
MASTER FUND III, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

CANYON-SL VALUE FUND, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON DISTRESSED TX (A), LLC

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
THE CANYON VALUE REALIZATION MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON-EDOF (MASTER) L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

CANYON-GRF MASTER FUND II, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON NZ-DOF INVESTING, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
EP CANYON, LTD

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON VALUE REALIZATION MAC 18, LTD.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

CANYON VALUE REALIZATION FUND, L.P.

By:	Canyon Capital Advisors LLC, its investment advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory
CANYON BLUE CREDIT INVESTMENT FUND L.P.

By:	Canyon Capital Advisors LLC, its Co-Investment Advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

By:	Canyon Partners Real Estate LLC, its Co-Investment Advisor

By:	/s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

CARLYLE INVESTMENT MANAGEMENT LLC
Signed for and on behalf of:
Carlyle Global Market Strategies CLO 2012-3, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd.
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2013-2, Ltd.
Carlyle Global Market Strategies CLO 2013-3, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2015-2, Ltd.
Carlyle Global Market Strategies CLO 2015-3, Ltd.
Carlyle Global Market Strategies CLO 2015-4, Ltd.
Carlyle Global Market Strategies CLO 2015-5, Ltd.
Carlyle Global Market Strategies CLO 2016-1, Ltd.
Carlyle C17 CLO, Ltd.
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2014-4R, Ltd.

By:	/s/ Glori Graziano Name: Glori Graziano Title: Managing Director

CIFC Event Driven Opportunities Master Fund, LP By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2012-II-R, Ltd.
By: CIFC VS Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2013-III-R Ltd.
By: CIFC VS Management LLC, as Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2014-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2014-II-R, Ltd.
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2014-IV-R, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2014-V, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2015-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2015-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2015-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2015-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2015-V, Ltd
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2016-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2017-I, Ltd
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2017-II, Ltd.
By: CIFC CLO Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2017-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2017-IV, Ltd.
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2017-V, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2018-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2018-II, Ltd.
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2018-III, Ltd.

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Funding 2018-IV, Ltd.
By: CIFC CLO Management II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Loan Opportunity Fund II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CIFC Loan Opportunity Fund, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery Name: Robert Mandery Title: Co-Head of Investment Research

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

BENTHAM SYNDICATED LOAN FUND
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Syndicated Loan Fund

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

BENTHAM STRATEGIC LOAN FUND
By: Credit Suisse Asset Management, LLC, as Sub Advisor for Bentham Asset Management Pty Ltd., the agent and investment manager to Fidante Partners Limited, the trustee for Bentham Strategic Loan Fund

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

CREDIT SUISSE STRATEGIC INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

CREDIT SUISSE HIGH YIELD BOND FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING X, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XI, LTD
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XVII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XIX, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XL, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XLI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

MADISON PARK FUNDING XLIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

Maryland State Retirement and Pension System
By: Credit Suisse Asset Management, LLC as manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

ONE ELEVEN FUNDING I, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

ONE ELEVEN FUNDING II, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

ONE ELEVEN FUNDING III, LTD
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

DOLLAR SENIOR LOAN MASTER FUND II, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

DOLLAR SENIOR LOAN INCOME FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

COPPERHILL LOAN FUND I, LLC
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

WIND RIVER FUND LLC
By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Thomas Flannery Name: Thomas Flannery Title: Managing Director

AGF FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Brighthouse Funds Trust I -
Brighthouse/Eaton Vance Floating Rate Portfolio By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CLO 2014-IR, Ltd.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CLO 2018-1, Ltd.
By: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CLO 2019-1, Ltd.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Floating-Rate
Income Plus Fund
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Floating-Rate
2022 Target Term Trust
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE FLOATING-RATE
INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Short Duration
Diversified Income Fund
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Institutional Senior Loan Plus Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

GTAA PineBridge LP
By: PineBridge Investments LLC
As Investment Advisor

By:	/s/ Andrew Meissner Name: Andrew Meissner Title: Authorized Signatory

South Carolina Retirement Systems Group Trust
By: PineBridge Investments LLC
As Investment Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

CSAA Insurance Exchange
By: PineBridge Investments LLC
As Investment Advisor

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

PineBridge Global Opportunistic DM Credit
Master Fund LP
By: PineBridge Investments LLC
As Investment Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XV CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XIX CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XX CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXI CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXII CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXIII CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXIV CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXVII CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXVIII CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

Galaxy XXIX CLO Ltd
By: PineBridge Investments LLC
As Collateral Manager

By:/s/ Andrew Meissner	Name: Andrew Meissner Title: Authorized Signatory

SunAmerica Income funds- AIG Strategic Bond Fund
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Fire and Police Pension Fund, San Antonio
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

RLI Insurance Company
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Portico Benefit Services
By: PineBridge Investments LLC
As Investment Advisor

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

PineBridge Senior Floating Rate Income Fund
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

PBI-K US Loan Master Fund 2017-7 a Series
Trust of Global Cayman Investment Trust
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

PBI Stable Loan Fund a series trust of MYL Investment Trust
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

PineBridge Senior Secured Loan Fund Ltd
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

PineBridge SARL
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Teachers’ Retirement System of the City of New York
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

New York City Police Pension Fund
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Valic Company II – Strategic Bond Fund
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

IA Clarington Global Bond Fund
By: PineBridge Investments LLC
Its Investment Sub-Advisor

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

American International Group, Inc. Retirement Plan Master Trust, Trust for Defined Benefit
By: PineBridge Investments LLC
As Investment Manager

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

Transamerica Unconstrained Bond
By: PineBridge Investments LLC
Its Subadvisor

By:/s/ W. Jeffrey Baxter	Name: W. Jeffrey Baxter Title: Managing Director

UAW Retiree Medical Benefits Trust (Chrysler Separate Retiree Account)
By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:/s/ Chris Hunter	Name: Chris Hunter Title: Vice President

UAW Retiree Medical Benefits Trust (GM Separate Retiree Account)
By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:/s/ Chris Hunter	Name: Chris Hunter Title: Vice President

UAW Retiree Medical Benefits Trust (Ford Separate Retiree Account)
By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:/s/ Chris Hunter	Name: Chris Hunter Title: Vice President

STONEHILL MASTER FUND LTD.
By: Stonehill Capital Management LLC,
its Investment Adviser

By:/s/ Steven Nelson	Name: Steven Nelson Title: CFO

STONEHILL INSTITUTIONAL PARTNERS, L.P.
By: Stonehill Capital Management LLC,
its Investment Adviser

By:/s/ Steven Nelson	Name: Steven Nelson Title: CFO

BayCity Alternative Investment Funds SICAV — SIF — BayCity US Senior Loan Fund
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

BayCity Senior Loan Master Fund, LTD.
BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

California Street CLO IX, Limited Partnership
BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Menard, Inc.
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Nuveen Floating Rate Income Fund
BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Nuveen Floating Rate Income Opportunity Fund BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Nuveen Senior Income Fund
BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Nuveen Short Duration Credit Opportunities Fund BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Nuveen Symphony Floating Rate Income Fund
BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Principal Diversified Real Asset CIT
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Principal Funds Inc, — Diversified Real Asset Fund BY: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

SCOF-2 LTD.
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Symphony CLO XVIII, Ltd
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

Symphony Floating Rate Senior Loan Fund
By: Symphony Asset Management LLC

By:/s/ Judith MacDonald	Name: Judith MacDonald Title: General Counsel/Authorized Signature

BOWMAN PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BRISTOL PARK CLO LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BURNHAM PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BUTTERMILK PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
CATSKILL PARK CLO LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
CHENANGO PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
COLE PARK CLO LIMITED
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
COOK PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
CUMBERLAND PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
DEWOLF PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
DORCHESTER PARK CLO DAC
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
EMERSON PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
GILBERT PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
GREENWOOD PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
GRIPPEN PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
JAY PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
MYERS PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
SENECA PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
STEWART PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
THACHER PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
THAYER PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
TREMAN PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
TRYON PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
WEBSTER PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
WESTCOTT PARK CLO, LTD.
By:    GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

By:	/s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory

Western Asset Management Company, LLC, as investment manager and agent on behalf of certain of its accounts and/or funds
By    /s/ Adam Wright
Name: Adam Wright
Title: Manager, U.S. Legal Affairs

MidOcean Credit Fund Management, LP
By: Ultramar Credit Holdings Ltd., its General Partner

By:	/s/ Damion Brown Name: Damion Brown Title: Director

Exhibit A

Ad Hoc Group

1.	Eaton Vance Management

2.	CIFC Asset Management

3.	The Carlyle Group

4.	Funds, accounts, and other investment vehicles managed, advised, or sub-advised by Credit Suisse Asset Management, LLC

5.	Certain funds and accounts under management by BlackRock Financial Management, Inc. and its affiliates

6.	Western Asset Management

7.	GSO Capital Partners

8.	PineBridge Investments

9.	Stonehill Capital Management

10.	BlueMountain Capital Management
11. Canyon Capital

12.	Symphony Asset Management
13. MidOcean Partners

ANNEX I

STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT
THIS STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”)1 is made as of May 6, 2019, by and among AKORN, INC., a Louisiana corporation (the “Company”), the other Loan Parties under the Loan Agreement (as defined below), an ad hoc group of Lenders (as defined below) identified on Exhibit A hereto, which constitute the “Required Lenders” under the Loan Agreement (collectively, the “Ad Hoc Group”), certain other Lenders, and the Administrative Agent (as defined below). The Administrative Agent, the Ad Hoc Group, the other Lenders party hereto (collectively, with the Ad Hoc Group, the “Standstill Lenders”), the Company and the other Loan Parties shall be referred to collectively as the “Standstill Parties”, and each shall be referred to individually as a “Standstill Party.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.
RECITALS
WHEREAS, the Company, the other Loan Parties, the financial institutions from time to time parties thereto as “Lenders” (collectively, the “Lenders” and each, a “Lender”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), have entered into that certain Loan Agreement dated as of April 17, 2014 (as the same shall have been amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, the Lenders have made certain loans, advances, and other financial accommodations to the Company;
WHEREAS, the Standstill Lenders constitute “Required Lenders” as that term is defined under the Loan Agreement;
WHEREAS, the Standstill Lenders and the Company have engaged in good faith, arm’s-length negotiations regarding a proposed standstill agreement solely with respect to the Lenders’ rights and remedies under the Loan Agreement or the other Loan Documents as a result of any alleged Event of Default arising from any: (1) alleged breach of any of the covenants contained in Sections 5.01, 5.02, 5.03, 5.06 or 5.07 of the Loan Agreement (the “Specified Covenants”), to the extent the facts and circumstances giving rise to any such breach (i) are publicly available as of the First Amendment Effective Date (as defined herein), or (ii) are not publicly available but have been disclosed in writing (x) to private side Lenders via IntraLinks; or (y) to Gibson Dunn & Crutcher LLP (“Gibson Dunn”)2 and/or Greenhill & Co. (“Greenhill”), as legal counsel and financial advisor, respectively, to the Ad Hoc Group (collectively, the “Ad Hoc Group Advisors”); and (2) failure to enter into a Comprehensive Amendment (as defined ~~herein~~in the Second Amendment) under the First Amendment (as defined herein) ~~on or before December 13, 2019~~or to reach an agreement in principle with respect thereto (such facts and circumstances described in clauses (1) and (2), (including, for the avoidance of doubt, the existence of this Agreement) the “Specified Matters”);
WHEREAS, as a result of these negotiations (and in the case of the Administrative Agent, as a result of the direction of the Required Lenders to the Administrative Agent set forth in Section 12 hereof), the Company and the other Loan Parties have requested, and the Standstill Lenders have agreed, solely with respect to the Specified Matters, to enter into this Agreement solely for the Standstill Period (as defined below), subject to and in accordance with the terms and conditions set forth herein; and
WHEREAS, the Company and the other Loan Parties have further requested, and the Standstill Lenders have agreed, subject to the terms and conditions set forth in this Agreement, to amend the Loan Agreement as set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Standstill Party, intending to be legally bound hereby, agrees as follows:

1.	~~1.~~ Incorporation of Recitals; No Waiver; No Admission of Liability.

(a)
~~(a)~~    Incorporation of Recitals. The Recitals to this Agreement are hereby incorporated by reference as fully set forth herein and the Company, the other Loan Parties, the Administrative Agent, and the Lenders acknowledge these Recitals to be true and correct.

(b)
~~(b)~~    No Waiver. Nothing in this Agreement should in any way be deemed a waiver of any Default or Event of Default relating to any Specified Matter or any other Default, Event of Default, or term or provision of the Loan Agreement or any of the other Loan Documents. The Administrative Agent and the Lenders have not waived or released, are not by this Agreement waiving or releasing, and have no present intention of waiving or releasing, any Defaults or Events of Default relating to the Specified Matters, or any other Defaults or Events of Default that may have occurred prior to the date hereof or that may occur after the date hereof, or any remedies or rights of the Administrative Agent or the Lenders with respect thereto, all of which are hereby reserved. Any waiver of any Defaults or Events of Default relating to the Specified Matters or any other Default or Event of Default shall only be effective if set forth in a written instrument executed and delivered in accordance with the provisions of Section 9.02 of the Loan Agreement.

(c)
~~(c)~~    No Admission of Liability. The execution of this Agreement and the fulfillment of its terms is not to be construed as and does not constitute an admission or absence of any right, remedy, claim, defense, liability or wrongdoing or responsibility on the part of any Standstill Party. Entry into this Agreement shall not constitute an admission by the Company or any other Loan Party to the occurrence or non-occurrence of a Default or Event of Default, including with respect to the Specified Matters. The Standstill Lenders hereby acknowledge that, as of the Second Amendment Effective Date, to the best of their knowledge, they are not aware of any potential Defaults or Events of Default other than with respect to the Specified Covenants relating to the Specified Matters.

2.
~~2.~~     Standstill Period. The “Standstill Period” shall mean the period of time from the Effective Date through the earliest of (i) ~~February 7, 2020 (such date, the “Termination Date”) (provided that up to and including the Termination Date, the Company, the Ad Hoc Group, and the Ad Hoc Group Advisors shall negotiate in good faith with respect to the terms of a Comprehensive Amendment),~~ upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the occurrence of a Default or Event of Default under the Loan Agreement or the other Loan Documents or (ii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the ~~occurrence of a Default or Event of Default under the Loan Agreement or the other Loan Documents, or (iii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the~~ termination of this Agreement as a result of any breach of, or non-compliance with, any provision of this Agreement by the Company or any other Loan Party, including without limitation any such breach or non-compliance of or with any Affirmative Covenant, Negative Covenant, Milestone, or Other Covenant (each as defined herein) by the Company or any other Loan Party, subject, in each case, to any applicable cure period expressly set forth herein (each, a “Standstill Event of Default”), excluding with respect to clause (ii), for the avoidance of doubt, any Default or Event of Default relating to a Specified Matter (the foregoing period, the “Standstill Period”). The occurrence of any one of the events described in clauses (i)~~,~~ and (ii)~~, and (iii)~~ of this Section 2 shall constitute a “Termination Event” hereunder.

3.
Sale Process. During the Standstill Period, the Company will market and conduct a sale process for substantially all of its assets, free and clear of liabilities (subject to customary exceptions), and in accordance with the Milestones set forth herein (the “Sale Process”). The Sale Process will be consummated on either an out-of-court or in-court basis (including through the filing of chapter 11 cases (the “Chapter 11 Cases”) in a United States Bankruptcy Court (the “Bankruptcy Court”) in order to effectuate the Sale Process pursuant to 11 U.S.C. § 101-1532 (the “Bankruptcy Case,” and such transaction the “Sale Transaction”)).

4.
~~3.~~     Standstill. Subject to the terms and conditions herein set forth and in reliance upon the Company’s and the other Loan Parties’ representations, acknowledgments, agreements and warranties herein contained, including, without limitation, the satisfaction of the conditions precedent set forth in Section ~~9~~11 herein, the Standstill Parties agree that during the Standstill Period, neither the Administrative Agent nor the Lenders shall (i) declare, and such parties shall be prohibited from declaring, any Event of Default under the Loan Agreement or the other Loan Documents or (ii) otherwise seek to exercise any rights or remedies under the Loan Agreement or the other Loan Documents, in each case of clauses (i) and (ii) above, to the extent directly relating to any Specified Matter. The Administrative Agent’s and the Lenders’ agreement to standstill is temporary and limited in nature and shall not be deemed: (i) to preclude or prevent the Administrative Agent or the Standstill Lenders from exercising any rights and remedies under the Loan Documents, applicable law or otherwise arising on account of (A) any Default or Event of Default other than those with respect to the Specified Matters, (B) the Specified Matters from and after the termination of the Standstill Period following the occurrence of a Standstill Event of Default, (C) the Specified Matters from and after the Termination Date, or (D) the right to seek payment of attorneys’ fees, financial advisor fees, and other costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement and the exercise of the rights and remedies described herein or otherwise in connection with the Loan Documents; (ii) to effect any amendment of the Loan Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms, as modified hereby; (iii) to constitute a waiver of any Default or Event of Default relating to the Specified Matters or any other Default or Event of Default (whether now existing or hereafter occurring) or any term or provision of the Loan Agreement or any of the other Loan Documents; or (iv) to establish a custom or course of dealing among any Loan Party, the Administrative Agent and the Standstill Lenders.

5.	~~4.~~ Termination of Agreement. Except as expressly set forth herein, this Agreement and all provisions herein, shall terminate upon the occurrence of a Termination Event.

6.
~~5.~~     Affirmative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period, the Company will (the “Affirmative Covenants”):

(a)
~~(a)~~    furnish monthly 3-statement financials and Key Performance Indicators (“KPI”) reporting included in the Company’s management reporting to the Ad Hoc Group Advisors (which reporting shall include volume and pricing for the top 30 products), in each case no later than thirty (30) days after the end of each month; provided that, commencing in January 2020, the 3-statement financials shall be retroactively adjusted to be in a format comparable to the Business Plan and the 2019 budget on a monthly basis, beginning as of September 30, 2019, and shall include a breakdown of manufacturing costs by key components and by manufacturing facility; for the avoidance of doubt, the retroactively adjusted financials shall be delivered no later than January 30, 2020; provided further that, beginning in January 2020, the 3-statement financials shall be reported in a format comparable to the existing Business Plan, the 2020 Budget (as defined herein), and the updated Business Plan;

(b)
~~(b)~~    provide the Ad Hoc Group Advisors operating statistics broken down by facility (e.g., production levels, capacity utilized, etc.) and plant KPIs on a monthly basis, in each case no later than thirty (30) days after the end of each month;

(c)
~~(c)~~    beginning in January 2020 with respect to December 2019 results, provide the Ad Hoc Group Advisors pipeline reporting for each product under development, which reports shall include information with respect to (i) manufacturing facility, (ii) product category, ~~,~~ (iii) estimate of filing and launch dates, (iv) estimated market size, (v) estimated competitors at launch, (vi) projected research and development expenses, (vii) commentary on stage of development, with the Company to use reasonable efforts to provide key open workstreams and estimated milestones for FDA filing, and (viii) primary development facility, if applicable; provided that projected revenue for products under development shall be provided with the Business Plan; provided further that any molecules names appearing therein may be redacted;

(d)
~~(d)~~    beginning with the first month following the delivery of the Business Plan (as defined herein), furnish, by the tenth (10) Business Day of each month, monthly reports regarding pending Abbreviated New Drug Applications (“ANDAs”) to the Ad Hoc Group Advisors, which reports shall include ANDAs submitted to the FDA (as defined below) and the status of FDA approvals with respect thereto, estimated market size and known competitor information for each such ANDA, and a good faith estimate of the timing of the approval of each such ANDA and related competitive approvals; provided that any molecules names appearing therein may be redacted; provided further that, commencing in January 2020, such reports shall also include information with respect to (i) manufacturing facility, (ii) product category, (iii) estimate of filing and launch dates, and (iv) commentary on outstanding requirements for FDA approval status; provided that projected revenue for filed ANDAs shall be provided with the Business Plan;

(e)
on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences with all Lenders and permit questions from such Lenders and answers, with such telephone conferences being split into (1) a Public-Siders and non-Public-Siders portion and (2) a solely non-Public-Siders portion; provided that (i) questions from the Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance and (ii) for the avoidance of doubt, the Company shall not be obligated to disclose any material non-public information during the Public-Siders and non-Public-Siders portion of such telephone conferences;

(f)
~~(f)~~    on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences solely with the Ad Hoc Group Advisors and any Lenders which have become “restricted” and are then subject to non-disclosure agreements in customary form reasonably satisfactory to the Company (collectively, the “Restricted Lenders”) with the Company and permit questions from the Ad Hoc Group Advisors and Restricted Lenders and answers; provided that, to the extent the Restricted Lenders monthly telephone conference is combined with the Public-Siders/non-Public-Siders telephone conference outlined in Section ~~5~~6(~~c~~e) hereof, such telephone conference will include a separate portion solely for Restricted Lenders; provided further that questions from the Ad Hoc Group Advisors and Restricted Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance;

(g)
~~(g)~~    require its advisors (including, for the avoidance of doubt, PJT Partners and AlixPartners) (collectively, the “Company Advisors”) to continue conducting weekly status calls with the Ad Hoc Group Advisors, which weekly status calls, commencing on the Third Amendment Effective Date, shall, for the avoidance of doubt, also include litigation updates from Cravath, Swaine & Moore, with respect to ongoing material litigations, including the Fresenius litigation and the shareholder litigation and updates with respect to the Sale Process; provided that, in addition to the Company Advisors, such status calls will be attended at least every other week by Jennifer Bowles or Duane Portwood; provided further that a representative of the investment banker engaged with respect to the Akorn India Private Ltd. sale process shall provide an email update every week to the Ad Hoc Group Advisors on the status of such sale process (or email confirmation that there have been no material updates to such sale process);

(h)
~~(h)~~    promptly, but in no event later than 48 hours after receipt, provide the Ad Hoc Group Advisors with copies of any material (i) correspondence received from the United States Food and Drug Administration (“FDA”), and (ii) cover letters to reports delivered to the FDA, in each case solely with regard to any FDA Form 483 or warning letter;

(i)
~~(i)~~    promptly, but in no event later than 48 hours after receipt by the Company or the other Loan Parties, provide to the Ad Hoc Group Advisors copies of any warning letter(s), Official Action Indicated, or OAI, statuses, or similar regulatory actions by Swissmedic or the Central Drugs Standard Control Organization, or CDSCO, regarding those certain manufacturing facilities operated by the Company and its Subsidiaries in Amityville, New York, Hettlingen, Switzerland, and Paonta Sahib, Himachal Pradesh, India, and those certain research and development centers operated by the Company and its Subsidiaries in Vernon Hills, Illinois and Cranbury, New Jersey;

(j)
~~(j)~~    promptly, but in no event later than 48 hours after preparation or receipt, provide to the Ad Hoc Group Advisors formal minutes for any FDA meeting or call to the extent made available to, or prepared by, the Company or the other Loan Parties; provided that the Company will be entitled to redact confidential or privileged information contained therein;

(k)
~~(k)    (i)~~ on or before the 3rd Business Day of each month, provide the Ad Hoc Group Advisors with monthly Quality System Corrective Action Plan, or QSCAP, update reports, (ii) arrange for monthly update calls between the Ad Hoc Group Advisors and the Company’s regulatory counsel, and (iii) arrange for (A) monthly update calls with (1) NSF Pharma Biotech (“NSF”) and (2) The Quantic Group (“Quantic”), and (B) any other calls with the Company’s cGMP consultants to be scheduled at the reasonable request of the Ad Hoc Group Advisors; provided that the Company shall use commercially reasonable efforts to organize expedited calls among the Company’s third-party cGMP consultants and the Ad Hoc Group Advisors when reasonably requested by the Ad Hoc Group Advisors;

(l)
~~(l)    to the extent any third party~~The Company shall commission its own Quality of Earnings (“QoE”) ~~or valuation work is~~report to be completed~~, the Company~~ on or before March 15, 2020, and shall (i) provide the Ad Hoc Group Advisors regular, but in no event less frequently than weekly, updates during the drafting of ~~such work product~~the same and (ii) promptly, but in no event later than 48 hours after receipt, provide a copy of ~~any~~the final QoE ~~or valuation~~ report~~s~~ to the Ad Hoc Group Advisors; ~~provided that the Company’s obligations with respect to clauses (i) and (ii) hereof, shall be subject to approval of the third parties conducting and/or commissioning the applicable analysis; provided further that, to the extent the Company is paying for any such analysis, the Company shall require the applicable third party to agree to share the analysis with the Ad Hoc Group prior to any retention or work being commenced;~~

(m)
~~(m)    (i) provide a weekly status update on the junior capital raise process (the “Junior Capital Process”) or any other capital raise or other formal processes run by the Company (“Other Process”) to the Ad Hoc Group Advisors and (ii) p~~Promptly, but in no event later than 48 hours after receipt (subject to any confidentiality obligations therein), deliver copies to the Ad Hoc Group Advisors of all (A) formal process or offering materials provided generally to participants in the ~~Junior Capital~~Sale Process ~~or Other Process, as applicable~~ (which, for the avoidance of doubt, shall not be required to include individual Q&A responses to diligence requests, unless required by the following proviso), (B) written proposals, term sheets, commitment letters, and any other similar materials received in connection with the ~~Junior Capital Process or Other Process, as applicable; provided that, to the extent there are material developments (as determined in good faith by the Company) in the Junior Capital Process or Other~~Sale Process, as applicable, and (C) all bidding materials on a redacted basis, including, but not limited to marketing materials; provided that (1) the Company shall ~~provide~~share with the Ad Hoc Group Advisors ~~with an update within 24 hours of such~~all binding bids received in connection with the Sale Process on an un-redacted basis when, and if, received, and (2) the Company shall otherwise communicate any material developments with respect to the Sale Process to the Ad Hoc Group Advisors, in good faith; and

(n)
~~(n)~~    continue to retain PJT Partners and AlixPartners consistent with the terms of their respective engagement agreements as in effect on the date hereof, or, if PJT Partners and AlixPartners are no longer retained by the Company, such other financial and restructuring advisors reasonably acceptable to the Ad Hoc Group.

The failure to comply with any of the Affirmative Covenants shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period (defined below), constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event. “Cure Period” shall mean five (5) Business Days after the earlier of (x) the Company’s knowledge of its breach or failure to comply or (y) notice thereof from the Administrative Agent (which notice shall be given solely at the request of the Required Lenders).

7.
~~6.~~     Negative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly (the “Negative Covenants”):

(a)
~~(a)~~    create, incur, assume, or suffer to exist any Permitted Ratio Indebtedness pursuant to Section 6.01(l) of the Loan Agreement (including, for the avoidance of doubt, any asset based lending facility or cash flow supported revolver), any Indebtedness pursuant to Section 6.01(f) of the Loan Agreement, or any Incremental Term Facilities pursuant to Section 2.09 of the Loan Agreement, Incremental Term Loans pursuant to Section 2.09 of the Loan Agreement or Incremental Notes pursuant to Section 2.09 of the Loan Agreement or in each case, create, incur, assume or suffer to exist, any Lien in connection with the foregoing; provided, however, that any such Indebtedness (excluding, other than with respect to any Loans outstanding under the Loan Agreement as of the date hereof, any refinancing of any such Indebtedness) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain outstanding. For the avoidance of doubt, the Company shall not be permitted to incur any new Indebtedness that is contractually senior in right of payment or that is secured by Liens that would rank senior to the Liens securing the existing Loans, or that primes existing Loans in any manner whatsoever (other than ordinary course (i) Capital Lease Obligations, (ii) trade obligations, and (iii) similar obligations);

(b)	~~(b)~~ create, incur, assume, or permit to exist any Liens:
(i)    ~~(i)~~    pursuant to Section 6.02(l) of the Loan Agreement securing Indebtedness or other obligations in excess of $10 million in the aggregate; or
(ii)    ~~(ii)~~    pursuant to Section 6.02(k) of the Loan Agreement or with respect to any Incremental Term Facilities, Incremental Term Loans or Incremental Notes; and
(iii)    ~~(iii)~~    arising out of Sale and Leaseback Transactions (as defined in the Loan Agreement) permitted by Section 6.06 of the Loan Agreement in excess of $10,000,000 pursuant to Section 6.02(h) of the Loan Agreement~~.~~;
provided, however, that any such Liens (excluding, for the avoidance of doubt, any Liens in respect of refinancing Indebtedness prohibited under Section 6(a) hereof) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain in effect;

(c)	~~(c)~~ purchase, hold, or acquire any investment:
(i)    ~~(i)~~    in Equity Interests in a non-Loan Party pursuant to Section 6.04(c) of the Loan Agreement;
(ii)    ~~(ii)~~    constituting a loan or advance to a non-Loan Party pursuant to Section 6.04(d) of the Loan Agreement;
(iii)    ~~(iii)~~    constituting a Guarantee of Indebtedness of a non-Loan Party pursuant to Section 6.04(e) of the Loan Agreement;
(iv)    ~~(iv)~~    pursuant to Section 6.04(j) of the Loan Agreement; provided that such investment shall be permissible (x) if limited to all cash consideration or (y) in the case of any (A) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to core assets, if consummated with the prior written consent of the Required Lenders at such time (which may be withheld in their sole discretion), or (B) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to non-core assets if consummated with the prior written consent of Required Lenders at such time (which consent shall not be unreasonably withheld or delayed); provided, however, that no consent of the Required Lenders shall be required in connection with out-licensing transactions or other sales of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements, with fair market value not in excess of $5 million in the aggregate, with respect to dormant or not fully developed ANDAs and/or products;
(v)    ~~(v)~~    constituting a Permitted Acquisition pursuant to Section 6.04(l) of the Loan Agreement; provided that (x) the Company and its Restricted Subsidiaries may consummate Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate, and (y) the Company and its Restricted Subsidiaries may consummate Permitted Acquisitions other than Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate (or, with respect to any such Permitted Acquisitions by non-Loan Parties, not exceeding $2.5 million in the aggregate);
(vi)    ~~(vi)~~    constituting Permitted Foreign Loans pursuant to Section 6.04(m) of the Loan Agreement; or
(vii)    ~~(vii)~~    utilizing the Available Amount pursuant to Section 6.04(n) of the Loan Agreement~~.~~;
provided, however, that any investments purchased, held or acquired (or made pursuant to contractual commitments in effect) prior to the Effective Date pursuant to, and in reliance on, such sections shall not be limited by this Section ~~6~~7(c);

(d)	~~(d)~~ utilize any asset sale reinvestment rights pursuant to Section 2.11(c) of the Loan Agreement;

(e)
~~(e)~~    make a Discounted Voluntary Prepayment pursuant to Section 2.11(g) of the Loan Agreement or acquire any Loans pursuant to Section 9.04(e) of the Loan Agreement; provided that such Discounted Voluntary Prepayments and acquisitions shall be permissible if offered to all Lenders at such time;

(f)
~~(f)~~    make any Extension Offers to any Lenders or enter into any Extensions with any Lenders, in each case pursuant to Section 2.23 of the Loan Agreement; provided that such Extension Offers and Extensions shall be permissible if offered to all Lenders at such time;

(g)
~~(g)~~    declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment or prepayment of any Specified Indebtedness pursuant to Section 6.08 of the Loan Agreement other than pursuant to Sections 6.08(a)(ii) or (a)(iii); provided that any Restricted Payments under Section 6.08(a)(ii) shall not be permitted to be paid from Loan Parties to non-Loan Parties;

(h)
~~(h)~~    other than with respect to assets owned by Akorn India Private Limited (or the Equity Interests therein), sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(h) of the Loan Agreement with an aggregate book value in excess of $15 million; provided that, any Net Proceeds from the sale of Akorn India Private Limited shall be utilized to prepay outstanding Loans on a pro rata basis;

(i)	~~(i)~~ sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(e) of the Loan Agreement or engage in Sale and Leaseback Transactions pursuant to Section 6.06 of the Loan Agreement;

(j)
~~(j)~~    without prior written consent of the Required Lenders at such time, (i) designate any Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 5.12 of the Loan Agreement, or otherwise create or form any Unrestricted Subsidiary, and/or (ii) transfer any assets of the Company or any of its Restricted Subsidiaries to any Unrestricted Subsidiary, except as otherwise permitted under the Loan Agreement (after giving effect to this Agreement); or

(k)
~~(k)~~    without the prior written consent of the Required Lenders at such time, release any existing Loan Guarantors from their Guarantee, otherwise release any existing Loan Guarantors from their Obligations, or release any Lien or security interest granted by such Loan Guarantors under the Loan Documents outside of the ordinary course of business.

Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may incur Indebtedness of the type set forth in Section 6.01(f) of the Loan Agreement and make investments in Equity Interests of non-Loan Parties of the type set forth in Section 6.04(c) of the Loan Agreement in an aggregate amount not exceeding $~~15,000,000 in order to fund capital expenditures and operations of non-Loan Party Subsidiaries.~~30,000,000, which amount shall be limited to $15,000,000 after the Third Amendment Effective Date (the “Additional Non-Loan Party Investment Amount”), with (x) $7,500,000 of such Additional Non-Loan Party Investment Amount being available to the Company as of the Third Amendment Effective Date and (y) the remaining $7,500,000 of the Additional Non-Loan Party Investment Amount being available to the Company (absent reasonable objection from the Ad Hoc Group Advisors) one week after providing the Ad Hoc Group Advisors with additional materials and other information with respect to the use of the proceeds of any such Additional Non-Loan Party Investment Amount.
For the avoidance of doubt, any breach of, or failure to comply with any of the Negative Covenants set forth above shall result in an immediate Event of Default under the Loan Agreement and the Loan Documents.

8.
~~7.~~     Milestones. Until the occurrence of a Termination Event, the Company shall, or shall cause, the following to occur by the times and dates set forth below, during the Standstill Period (the “Milestones”); provided that any “delivery” required under the Milestones shall only require delivery to the Ad Hoc Group Advisors, and shall be in form and scope reasonably satisfactory to the Ad Hoc Group Advisors.

(a)
~~(a)    (i)~~     Commencing on April 18, 2019, and continuing until December 18, 2019, the Company shall deliver a 13-week cash flow forecast on a monthly basis, with each subsequent 13-week cash flow forecast delivered on or prior to the tenth Business Day of each month. The Company shall deliver monthly variance reporting concurrently with each delivery of the 13-week cash flow forecast, starting in May 2019.

(ii)
~~(ii)~~    Beginning on January 17, 2020, the Company shall deliver 13-week cash flow forecasts every other week (with respect to the period ending during the immediately preceding week). Beginning with the week of January 6, 2020, the Company shall deliver variance reporting every week; provided that variance reporting subsequent to the Second Amendment Effective Date should be compared to both the 13-week cash flow forecast provided to the Ad Hoc Group Advisors in December 2019, as well as the new cash flow forecast provided every other week. Variances shall be measured on both a weekly and cumulative basis and the variance report shall include an MD&A indicating which variances are permanent and which are temporary / timing oriented.

(iii)	~~(iii)~~ For the avoidance of doubt, under no circumstances shall any variance reported constitute a Default, an Event of Default, a Termination Event, or otherwise permit termination of this Agreement.

(b)
~~(b)~~    The Company shall deliver a five-year business plan (the “Business Plan”) by May 3, 2019, which business plan shall include a balance sheet, statement of cash flow, and income statement (including material assumptions) on a monthly basis for the first year and on a quarterly basis thereafter.

(c)
~~(c)~~    On or before January 6, 2020, the Company shall deliver to the Ad Hoc Group Advisors a detailed 2020 budget in a format consistent with the 2019 budget, including all underlying schedules (the “2020 Budget”), with an updated version of such 2020 Budget to be provided within 24 hours of board approval to the extent the 2020 Budget differs from what has been previously provided to the Ad Hoc Group Advisors.

(d)
~~(d)~~    On or before January 6, 2020, the Company shall deliver to the Ad Hoc Group Advisors an updated Business Plan in a format consistent with the Business Plan delivered on May 3, 2019, with an updated version to be provided within 24 hours of board approval of such Business Plan, to the extent the updated Business Plan differs from what has been previously provided to the Ad Hoc Group Advisors; provided that, for the avoidance of doubt, the updated Business Plan shall be accompanied by (i) the rationale behind the inclusion of each new product included in updated Business Plan, and (ii) the rationale behind the exclusion of each new product excluded from the updated Business Plan.

(e)
~~(e)~~    PJT Partners shall provide a strategic alternatives report (the “Strategic Alternatives Report”) by May 31, 2019 to the Ad Hoc Group Advisors, which report shall include detailed alternatives to reduce the Lenders’ exposure.

~~(f)~~	~~On or before January 10, 2020, the Company shall make a proposal to the Ad Hoc Group with respect to the Comprehensive Amendment (as defined herein).~~

~~(g)~~	~~On or before February 5, 2020, the Company and the Ad Hoc Group shall reach an agreement in principle with respect to the Comprehensive Amendment.~~

(a)
~~(h)~~    On or before January 8, 2020 (or such later date as agreed by the Ad Hoc Group), the Company shall execute customary control agreements with the applicable depository banks and the Administrative Agent establishing control over all deposit accounts, securities accounts, and investment accounts of each Loan Party (subject to certain excluded accounts to be agreed), in each case, in form and substance reasonably acceptable to the Administrative Agent and the Ad Hoc Group.

(b)
~~(i)~~    On or before January 8, 2020, the Company shall use commercially reasonable efforts to take all necessary actions to effect the perfection of any lien on or security interest in any of the Collateral that is not perfected as of the Second Amendment Effective Date, in each case to the extent the Company, the Administrative Agent, or the Required Lenders have identified any required actions, including filing or recording necessary statements, filings, agreements, mortgages, or other instruments (which, in each case, shall be in form and substance reasonably acceptable to the Administrative Agent and the Ad Hoc Group). For the avoidance of doubt, the use of the term “commercially reasonable efforts” in this Section ~~7~~8(~~i~~g) shall in no way limit, replace, or otherwise affect the Company’s existing obligations under the Loan Agreement or other Loan Documents, including, but not limited to, the Company’s obligations under Section 5.11 of the Loan Agreement with respect to “Further Assurances.”

The failure to comply with any of the Milestones (with the exception of the Milestones contained in Sections ~~7~~8(f), (g), (h), and (i)) shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period, constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event. Notwithstanding the foregoing, failure to comply with the Milestones in Sections ~~7~~8(f), (g), (h), and (i) shall constitute an immediate Event of Default under the Loan Agreement.

9.
Sale Process Milestones. Upon the commencement of and during the Sale Process, until the occurrence of a Termination Event, the Company shall, or shall cause, the following to occur by the times and dates set forth below, during the Standstill Period, except as otherwise extended or modified in writing (including via e-mail) by counsel to the Company and the Required Lenders (the “Sale Process Milestones”); provided that any “delivery” required under the Milestones shall be in form and scope reasonably satisfactory to the Ad Hoc Group Advisors or the Ad Hoc Group, as applicable.

(a)
To the extent that the bids submitted by third parties (which have not been withdrawn) in connection with the Sale Process are sufficient to pay all Obligations under the Loan Agreement (taking into account available cash in the case of cash free, debt free bids), including for the avoidance of doubt, the Call Protection, the Exit Payments, and principal and accrued interest under the Loans (the “Par Plus Accrued Milestones”), then:

(i)	On or before February 17, 2020, the Company shall submit a proposal to the Ad Hoc Group for the consensual use of cash collateral in the Chapter 11 Cases (the “Cash Collateral Term Sheet”).

(ii)
On or before February 21, 2020, the Company shall provide the Ad Hoc Group Advisors a debtor in possession budget , together with a weekly forecast through August 31, 2020 (the “DIP Budget”) and a wind-down budget the “Wind-Down Budget”).

(iii)
On or before February 21, 2020, the Company shall provide a draft of the bid procedures that will be implemented pursuant to a Sale Transaction in the Chapter 11 Cases (the “Bid Procedures”) and accompanying draft order (the “Bidding Procedures Order”).

(iv)
On or before February 28, 2020, the Company shall provide the Ad Hoc Group Advisors a copy of the Asset Purchase Agreement shared (or to be shared) with the final bidders in connection with the Sale Process (the “APA”).

(v)	On or before March 6, 2020, the Company and the Ad Hoc Group Advisors shall have agreed to the form of the Bid Procedures.

(vi)
On or before March 6, 2020, the Company and Ad Hoc Group shall reach an agreement in principle with respect to the Cash Collateral Term Sheet, which term sheet shall provide for no additional economic consideration (other than default interest); provided that financial covenant testing to be included in the Cash Collateral Term Sheet shall be determined once the DIP Budget is delivered to the Ad Hoc Group Advisors, which financial covenant testing shall be in form and substance acceptable to the Ad Hoc Group.

(vii)	The Company shall provide a deadline for refreshed bids from all second round bidders taking part in the Sale Process (the “Second Round Bids”) of March 9, 2020.

(viii)	On or before March 12, 2020, the Company shall provide to the Ad Hoc Group Advisors with a waterfall analysis based on all Second Round Bids received.

(ix)
On or before March 27, 2020, binding bids (the “Binding Bids”) in connection with the Sale Process shall be due, provided that Company shall require that, such Binding Bids shall (A) not be subject to any diligence out or financing condition, and (B) include an agreement to provide a deposit not less than 5% of the Company’s total enterprise value (“TEV”), which deposit shall only be due if such Binding Bid is selected by the Company, as specified in the applicable binding bid upon selection as the “Stalking Horse” bid in the Sale Process.

(x)
On or before March 30, 2020, the Company shall provide to the Ad Hoc Group Advisors a summary of all Binding Bids, including, but not limited to, for each Binding Bid (to the extent provided by the applicable bidder), (A) applicable markups of the APA against the form APA, (B) the applicable purchase price for the Company on a cash free / debt free basis, (C) the financing sources and proposed capital structure backing up each Binding Bid, (D) if applicable, commitment letters for any proposed financing of the purchase price for any Binding Bids, (E) if applicable, outstanding conditions in connection with the Binding Bids and detail surrounding internal approvals required to satisfy the same, and (F) information related to the time remaining until closing on account of any pending Binding Bids; provided that, all information provided pursuant this Section 9(a)(x) shall be un-redacted.

(xi)
On or before April 5, 2020, the Company shall (A) select the Stalking Horse Bidder (and unless the Company and the Ad Hoc Group Advisors determine that the Sale Process may be effectuated on an out-of-court basis) and (B) commence the Chapter 11 Cases with a stalking horse APA (the “Stalking Horse APA”) and the Bid Procedures; provided that, upon commencement of the Chapter 11 Cases, all versions of the Stalking Horse APA shall be shared with the Ad Hoc Group Advisors.

(xii)
On or before May 6, 2020, the Bankruptcy Court shall enter the Bidding Procedures Order (in form and substance reasonably acceptable to the Ad Hoc Group) approving the Bidding Procedures and the Stalking Horse APA in connection with the Sale Transaction.

(xiii)	Binding bids in connection with the Sale Transaction under the Chapter 11 Cases shall be due on or before June 26, 2020.

(xiv)	If required as set forth in the Bidding Procedures Order, the Company shall conduct an auction for a Sale Transaction by no later than June 30, 2020.

(xv)
On or before July 15, 2020, the Court shall enter an order (in form and substance reasonably acceptable to the Ad Hoc Group) approving the proposed sale of the Company’s assets in connection with the Sale Process (the “Sale Order”).

If at any time during the Sale Process, no bids exist sufficient to pay all Obligations under the Loan Agreement (taking into account available cash in the case of cash free, debt free bids), including, for the avoidance of doubt, the Call Protection, the Exit Payments, and all principal and accrued interest, there shall be an immediate Event of Default under the Loan Agreement, and within three Business Days of such occurrence, the Company must toggle into the Non-Par Plus Accrued Milestones (defined below) (a “Toggle Event”); provided that, Required Lenders may consent to the modification of any applicable Sale Process Milestones or other Milestone hereunder or Toggle Event, which consent can be communicated in writing by the Ad Hoc Group Advisors (for which, email communication will be sufficient).
The failure to comply with any of the Par Plus Accrued Milestones shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period, constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event.

(b)	Upon the occurrence of a Toggle Event, then the following Sale Milestones shall immediately come into effect (the “Non-Par Plus Accrued Milestones”):

(i)	On or before the date that is fourteen (14) days after a Toggle Event, the Company shall provide the Ad Hoc Group Advisors with a standalone restructuring proposal.

(ii)	On or before February 17, 2020, the Company shall provide to the Ad Hoc Group Advisors with a Cash Collateral Term Sheet.

(iii)
On or before the date that is nineteen (19) days after a Toggle Event, the Company shall provide the Ad Hoc Group Advisors with a draft restructuring support agreement (the “RSA”), an analysis of general unsecured claims (the “GUC Analysis”), and an exit/emergence analysis (the “Exit/Emergence Analysis”).

(i)	On or before February 21, 2020, the Company shall provide to the Ad Hoc Group Advisors, the proposed Bid Procedures and the Bid Procedures Order.

(ii)
On or before February 21, 2020 (or March 6, 2020, should a Toggle Event occur after February 21, 2020), the Company and the Ad Hoc Group Advisors shall reach an agreement in principle with respect to the Cash Collateral Term Sheet, which term sheet shall provide for no additional economic consideration (other than default interest); provided that financial covenant testing to be included in the Cash Collateral Term Sheet shall be determined once the DIP Budget is delivered to the Ad Hoc Group Advisors, which financial covenant testing shall be in form and substance acceptable to the Ad Hoc Group.

(iii)	On or before the date that is twenty-six (26) days after a Toggle Event, the Company and the Ad Hoc Group Advisors shall reach an agreement in principal with respect to the RSA.

(iv)
On or before the date that is twenty-six (26) days after a Toggle Event, the Company shall deliver to the Ad Hoc Group Advisors drafts of any customary first day pleadings for the Chapter 11 Cases, a proposed plan of reorganization (the “Plan”), and a proposed disclosure statement (the “Disclosure Statement”).

(v)
On or before February 26, 2020 (or March 6, 2020, should a Toggle Event occur after February 26, 2020), the Company and the Ad Hoc Group Advisors shall reach an agreement in principle on the Bidding Procedures and the Bidding Procedures Order.

(vi)
On or before the date that is thirty (30) days after a Toggle Event, the Company shall commence the Chapter 11 Cases to consummate either (A) a Sale Transaction pursuant with the Lenders serving as a stalking horse, and entering into a stalking horse APA (the “Credit Bid APA”) in order to exercise their rights to credit bid under the Loan Documents or (B) a transaction backstopped by an executed RSA; provided that, to the extent the Company is pursuing a Sale Transaction, the Company will file a motion seeking approval of the Bidding Procedures, the Bidding Procedures Order, and the Sale Order on the petition date.

(vii)
On or before the date that is thirty-eight (38) days after a Toggle Event, the Company shall file the Plan and Disclosure Statement, which, for the avoidance of doubt, shall be in form and substance reasonably acceptable to the Ad Hoc Group.

(viii)
On or before the date that is the sixty-one (61) days after a Toggle Event, the Bankruptcy Court shall enter the Bidding Procedures Order in form and substance reasonably acceptable to the Ad Hoc Group.

(ix)
On or before the date that is seventy-three (73) days after a Toggle Event, the Bankruptcy Court shall, subject to the court availability, hold a hearing on the adequacy of the Disclosure Statement and enter an order approving the same as well as solicitation of the Plan within one (1) Business Day.

(x)	On or before the date that is one hundred and five (105) days after a Toggle Event, bids for the Sale Transaction shall be due.

(xi)	On or before the date that is one hundred and twelve (112) days after a Toggle Event, the Company shall conduct the auction for the 363 Sale.

(xii)
On or before the date that is one hundred and eighteen (118) days after a Toggle Event, the Bankruptcy Court shall, subject to court availability, hold a confirmation hearing with respect to the Plan and enter an order on the same, which order shall be in form and substance reasonably acceptable to the Ad Hoc Group, within two (2) Business Days.

(xiii)	On or before the date that is one hundred and nineteen (119) days after a Toggle Event, the Bankruptcy Court shall approve the Sale Transaction and enter the Sale Order.

(xiv)
On or before the date that is one hundred and nineteen (119) days after a Toggle Event, the effective date of the Plan shall occur; provided, that, if regulatory approvals associated with a Sale Transaction remain pending as of such date, this date shall be automatically extended to the date that is the first Business Day following receipt of all necessary regulatory approvals.

(xv)
On or before the date that is one hundred and thirty-three (133) days after a Toggle Event, the Sale Transaction shall close; provided, that, if regulatory approvals associated with a Sale Transaction remain pending as of such date, this date shall be automatically extended to the date that is the first Business Day following receipt of all necessary regulatory approvals.

The failure to comply with any of the Non-Par Plus Accrued Milestones shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period, constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event; provided that, Required Lenders may consent to the modification of any applicable Sale Process Milestones or other Milestone hereunder or Toggle Event, which consent can be communicated in writing by the Ad Hoc Group Advisors (for which, email communication will be sufficient).

10.	~~8.~~ Other Covenants. The Company covenants and agrees that (the “Other Covenants”):

(a)
~~(a)~~    Judgment or Damages Claims. During the Standstill Period, the Company shall not make any payment (whether individually or in the aggregate, but excluding any Permitted Equity Issuance) above the amount covered or coverable by third-party insurance (from a creditworthy insurer that has agreed in writing to provide coverage) in respect of a final, unappealable judgment, award or settlement in, or in order to pay, post, or obtain a bond related to an appeal in, the Specified Litigation Matters (as defined below) without the prior written consent of the Required Lenders; provided that the Company shall be permitted to make payments in respect of the Kogut Matter (as defined below) for attorney fees and related costs not to exceed two million dollars ($2,000,000). For the avoidance of doubt, the failure to comply with the Other Covenant contained in this Section ~~8~~10(a) during the Standstill Period shall result in an immediate Event of Default under the Loan Agreement; provided that, the Other Covenant and other provisions of this Section ~~8~~10(a) shall terminate upon the occurrence of a Termination Event. The “Specified Litigation Matters” shall mean the following litigation, and any litigation related to the following litigation that arises out of substantially the same facts and circumstances: Akorn, Inc. v. Fresenius Kabi AG, 2018-0300-JTL (Del. Ch.), In re Akorn, Inc. Data Integrity Securities Litigation, No. 18-cv-01713 (N.D. Ill.), In re Akorn, Inc. Derivative Litigation, No. 18-cv-07374 (N.D. Ill.), Kogut v. Akorn, Inc., No. 646,174 (La. Dist. Ct.) (the “Kogut Matter”), and In re: Generic Pharmaceuticals Pricing Antitrust Litigation, MDL No. 2724 (E.D. Pa.).

(b)
Mandatory Prepayment. To the extent either (i) a Toggle Event exists or (ii)  the Company commences the Chapter 11 Cases without an executed Stalking Horse APA with a bid sufficient to pay all Obligations under the Loan Agreement (taking into account available cash in the case of cash free, debt free bids), including, for the avoidance of doubt, the Call Protection, the Exit Payments, and all principal and accrued interest, the Company shall prepay, on a ratable basis, within five (5) days prior to the commencement of the Chapter 11 Cases all outstanding Loans under the Loan Agreement in an amount that, after giving effect to such prepayment, leaves the Company’s pro forma cash balance at an amount not to exceed $87,500,000. Notwithstanding anything to the contrary contained herein, the Other Covenant contained in this Section 10(b) shall survive any Termination Event.

~~(b)    Comprehensive Amendment. The Company and the Required Lenders shall each negotiate in good faith to enter into a comprehensive amendment of the Loan Agreement (the “Comprehensive Amendment”) on or prior to the Termination Date, which comprehensive amendment shall be in form and substance acceptable to the Required Lenders at such time, and which, in any event, shall include a modification to require affected Lender consent for modifications to the pro rata sharing and waterfall provisions of the Loan Agreement. If a Comprehensive Amendment is not entered into by:~~

~~(i)~~
~~November 15, 2019, then the Company shall (x) pay the Lenders a one-time fee of 0.625% of the principal amount of the Loans outstanding on the date thereof, which fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans, and (y) pledge to the Administrative Agent (for the benefit of the Secured Parties) all Equity Interests of any CFC or FSHCO held by any Loan Parties that are not pledged as of such date; and~~

~~(ii)~~
~~February 7, 2020 (the “Comprehensive Amendment Deadline”); provided that (A) until the Comprehensive Amendment Deadline, the Company shall negotiate in good faith with the Ad Hoc Group Advisors and/or the Ad Hoc Group with respect to the terms of the Comprehensive Amendment, (B) the Company shall make a proposal to the Ad Hoc Group Advisors with respect to the Comprehensive Amendment by January 10, 2020, and (C) the Company and the Ad Hoc Group Advisors and/or the Ad Hoc Group will reach an agreement in principle with respect to the Comprehensive Amendment by February 5, 2020. Failure to enter into a Comprehensive Amendment or to meet any of the other requirements of this Section 8(b) shall constitute an immediate Event of Default under the Loan Agreement.~~

~~Notwithstanding anything to the contrary contained herein, the Other Covenant contained in this Section 8(b) shall survive any Termination Event.~~

(c)
~~(c)~~    Payment of Ad Hoc Group Advisors’ Fees and Expenses. During the Standstill Period, the Company shall pay (a) the fees and expenses of Gibson Dunn, as counsel to the Ad Hoc Group, in accordance with that certain Fee and Expense Reimbursement Agreement dated November 15, 2019, and (b) the fees and expenses of Greenhill, as financial advisor to the Ad Hoc Group, in accordance with that certain engagement letter dated January 29, 2019. For the avoidance of doubt, the failure to comply with the Other Covenant contained in this Section ~~8~~10(c) during the Standstill Period shall result in an immediate Event of Default under the Loan Agreement.

11.
~~9.~~     Conditions to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction (or waiver in accordance with the terms hereof) of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):

(a)
~~(a)~~    Delivery of Agreement. This Agreement, duly authorized and executed by the Company, the Administrative Agent and the Standstill Lenders (constituting the Required Lenders at such time), shall have been delivered to each of the Company, the Administrative Agent, and the Standstill Lenders.

(b)
~~(b)~~    No Default. Except for any Default or Event of Default with respect to the Specified Matters, both immediately before and after giving effect to this Agreement, no Default or Event of Default would then exist or would result therefrom.

(c)
~~(c)~~    Representations and Warranties. Except with respect to the Specified Matters, all representations and warranties of the Company and the other Loan Parties set forth herein, in the Loan Agreement and in any other Loan Document shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date).

(d)
~~(d)~~    No Material Adverse Effect. Both immediately before and after giving effect to this Agreement, no Material Adverse Effect shall have occurred and be continuing or would result therefrom, excluding a Material Adverse Effect (if any) relating to any of the Specified Matters.

(e)
~~(e)~~    Closing Certificate. The Administrative Agent shall have received a certificate, dated as of the date hereof, of a duly authorized officer of the Company, to the effect that, at and as of the Effective Date, both before and after giving effect to this Agreement, the conditions specified in this Section ~~9~~11 (including clauses (b), (c), and (d) hereof) have been satisfied or waived.

(f)
~~(f)~~    Standstill Fee. The Company shall have paid, and the Administrative Agent shall have received, for the ratable benefit of each Standstill Lender, a one-time fee equal to 1.75% of the aggregate principal amount of the Loans of such Lender on the date hereof (the “Standstill Fee”), which Standstill Fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the Effective Date, and shall be deemed fully earned when paid, shall not be refundable for any reason, and shall be payable without setoff, defense or counterclaim of any kind (and the provisions of Section 2.18(d) of the Loan Agreement are hereby waived in connection with the payment of the Standstill Fee).

(g)
~~(g)~~    Fees and Expenses. The Company shall (i) pay or reimburse all reasonable and documented fees and expenses for Gibson Dunn, as legal advisor to the Ad Hoc Group, and Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth herein to the extent invoiced at least one (1) Business Day prior to the Effective Date and (ii) pay or reimburse all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent in connection with this Agreement and the other Loan Documents (including reasonable out-of-pocket fees, costs, and expenses of outside counsel for the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Effective Date.

(h)
~~(h)~~    Material Subsidiary Refresh. The Company shall (i) deliver duly executed Joinder Agreements from all Material Subsidiaries that were not Loan Parties prior to the Effective Date, and (ii) to the extent any or all Domestic Subsidiaries that were not Material Subsidiaries prior to the Effective Date exceed ten percent (10%) of EBITDA for the four consecutive fiscal quarter period most recently ended or ten percent (10%) of Total Assets as of the end of such period, certify that the Company has designated Domestic Subsidiaries as Material Subsidiaries to eliminate such excess, and any Domestic Subsidiaries so designated shall thereafter constitute Material Subsidiaries for all purposes under the Loan Agreement and the other Loan Documents.

12.	~~10.~~ Representations and Warranties.

(a)	~~(a)~~ Each of the Company and the other Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date:

(i)
~~(i)~~    the execution, delivery and performance of this Agreement and the Company’s and Loan Parties’ obligations hereunder have been duly authorized by all necessary corporate or limited liability company action (as applicable);

(ii)
~~(ii)~~    this Agreement has been duly executed and delivered by the Company and each other Loan Party and constitutes, when executed and delivered by the other parties hereto, a legal, valid and binding obligation of the Company and such Loan Party, enforceable against the Company or such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)
~~(iii)~~    no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure to obtain or make which could not reasonably be expected to have a Material Adverse Effect or (b) the exercise by any Lender of its rights under this Agreement;

(iv)
~~(iv)~~    except with respect to the Specified Matters, each of the representations and warranties made by any Loan Party set forth in Article III of the Loan Agreement or in any other Loan Document is true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to earlier dates; and

(v)	~~(v)~~ no Default or Event of Default has occurred and is continuing other than any Default or Event of Default with respect to the Specified Matters.

(b)	~~(b)~~ Each of the Standstill Parties hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the date hereof:

(i)	~~(i)~~ such Standstill Party has carefully read and fully understands all of the terms and conditions of this Agreement;

(ii)	~~(ii)~~ such Standstill Party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this Agreement;

(iii)	~~(iii)~~ such Standstill Party has had a full and fair opportunity to participate in the drafting of this Agreement;

(iv)	~~(iv)~~ such Standstill Party is freely, voluntarily and knowingly entering into this Agreement; and

(v)	~~(v)~~ in entering into this Agreement, such Standstill Party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein or in the other Loan Documents.

1.	~~11.~~ Amendments to the Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended as set forth below:

(a)
~~(a)~~    Section 1.01 of the Loan Agreement is hereby amended to add the definitions of “Exit Payments,” “First Amendment,” “First Amendment Effective Date,” “Sale Process,” “Second Amendment,” “Second Amendment Effective Date,” “Standstill Event of Default,” ~~and~~ “Standstill Period,” “Third Amendment," “Third Amendment Effective Date” as follows:

(i)	Ad Hoc Group: as defined in the Third Amendment.

(ii)	Ad Hoc Group Advisors: as defined in the Third Amendment.

(iii)
Exit Payment: (a) If the Sale Process is approved by the Bankruptcy Court on or prior to July 15, 2020, then (i) if the Sale Process is consummated on or prior to July 15, 2020, 0.50% of the aggregate principal amount of the Loans of the applicable Lender then outstanding (i.e., 50 basis points), or (ii) if the Sale Process is consummated after July 15, 2020, 0.75% of the aggregate principal amount of the Loans of the applicable Lender then outstanding (i.e., 75 basis points); and (b) If the Sale Process is not approved by the Bankruptcy Court on or prior to July 15, 2020, then (i) if the Sale Process is consummated on or prior to August 15, 2020, 1.00% of the aggregate principal amount of the Loans of such Lender then outstanding (i.e., 100 basis points), or (ii) if the Sale Process is consummated after August 15, 2020, 2.00% of the aggregate principal amount of the Loans of such Lender then outstanding (i.e., 200 basis points).

(ii)	~~(i)~~ First Amendment: that certain Standstill Agreement and First Amendment to Loan Agreement dated as of May 6, 2019, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(iii)	~~(ii)~~ First Amendment Effective Date: the date on which the conditions precedent specified in Section 9 of the First Amendment have been satisfied or waived in accordance with the terms thereof.

(iv)	Sale Process: as defined in the Third Amendment.

(v)
~~(iii)~~    Second Amendment: that certain First Amendment to Standstill Agreement and Second Amendment to Loan Agreement dated as of December 15, 2019, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(vi)	~~(iv)~~ Second Amendment Effective Date: the date on which the conditions precedent specified in Section 3 of the Second Amendment have been satisfied or waived in accordance with the terms thereof.

(vii)	~~(iii)~~ Standstill Event of Default: as defined in the First Amendment.

(viii)	~~(iv)~~ Standstill Period: as defined in the ~~Second~~Third Amendment.

(ix)
Third Amendment: that certain Second Amendment to Standstill Agreement and Third Amendment to Loan Agreement dated as of February 12, 2019, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(x)	Third Amendment Effective Date: the date on which the conditions precedent specified in Section 3 of the Third Amendment have been satisfied or waived in accordance with the terms thereof.

(b)	~~(b)~~ Section 1.01 of the Loan Agreement is hereby amended:
(i)    ~~(i)~~ by amending and restating the definition of “Applicable Rate” to read as follows:
(a)    ~~(a)~~ prior to the First Amendment Effective Date, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	4.25%	3.25%
Level II	B2/B	4.75%	3.75%
Level III	B3/B- or lower	5.50%	4.50%

(b)    ~~(b)~~ commencing on (and including) the First Amendment Effective Date and ending on (but excluding) the Second Amendment Effective Date, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	5.75%	4.75%
Level II	B2/B	6.25%	5.25%
Level III	B3/B- or lower	7.00%	6.00%

provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date);
(c)    ~~(c)~~ commencing on (and including) the Second Amendment Effective Date and ending on (but excluding) the date of a Standstill Event of Default (i) 9.00% per annum for any ABR Loan, and (ii) 10.00% per annum for any Eurodollar Loan; provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date); ~~and~~
(d)    if at any time during the Sale Process, (i) no bids exist which are sufficient to pay all Obligations (including, for the avoidance of doubt, the Call Protection and Exit Payments) or (ii) no further third-party bids exist, then then from the occurrence of such date until the date of a Standstill Event of Default, (A) 11.50% per annum for any ABR Loan, and (B) 12.50% per annum for any Eurodollar Loan; provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date);
(e)    ~~(d)~~ commencing on (and including) the date of a Standstill Event of Default, ~~(i) 9~~0.50% ~~for~~shall be added to the then in effect Applicable Rate of any ABR Loan~~, and (ii) 10.50% for any~~ or Eurodollar Loan; provided that 1.25% (i.e., 125 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date); provided further that the Applicable Rate pursuant to this section (~~d~~e) shall remain payable and continue to accrue following a Termination Event and the Termination Date~~.~~; and
(f)    upon the occurrence of any of the events described in sections (d)(i), (d)(ii), and (e) above, Required Lenders shall give notice to the Agent, and upon receipt of such notice, the Agent shall be authorized to accrue and pay such additional amounts to the Lenders, as and when applicable.
(ii)    by amending and restating the definition of “Interest Payment Date” by adding the following proviso to the end of the definition:
“provided that, commencing on the Second Amendment Effective Date, the Interest Payment Date for ABR Loans and Eurodollar Loans shall be the first Business Day of each month.”

(c)	Section 2.09(b)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(i) no Event of Default shall have occurred and be continuing or would result therefrom, except in the case of an Incremental Term Facility incurred to finance a Permitted Acquisition or other Permitted Investment, such requirement shall be subject to customary “certain funds provisions” if otherwise agreed by the Lenders providing such Incremental Term Facility (but in any event shall be subject to no Event of Default as described in clause (a), (b), (h), (i), (j), or (r) of Article VII having occurred or be continuing);”

(d)	~~(c)~~ Section 2.11(a) of the Loan Agreement is hereby amended by deleting the word “and,” prior to clause (3) and adding the following as clause (4):
“and (4) notwithstanding anything in this Agreement to the contrary, ~~in the event of any~~upon maturity, acceleration, termination, conversion, and/or payment, prepayment, or repayment for any reason ~~(but excluding any mandatory prepayments under Section 2.11(c) or 2.11(d))~~ of the Loans ~~during the Standstill Period~~ (including, without limitation, upon or after the maturity or acceleration of the Loans as a result of the occurrence of any Event of Default or otherwise, to the extent any such acceleration is not prohibited by the terms of ~~Section 3 of~~ the First Amendment (as amended by the Second Amendment and the Third Amendment)), the Company shall pay the Lenders (a) a premium of ~~1.500%~~(i) on or prior to June 1, 2020, 1.500%, (ii) after June 1, 2020, but on or prior to July 30, 2020, 1.00%, and (iii) after July 30, 2020, 0.500%, in each case of clauses (i), (ii), and (iii) above, of the outstanding principal amount of ~~the~~such Loans ~~so prepaid~~on the date of such maturity, acceleration, termination, conversion, or payment, prepayment, or repayment (such premium, the “Call Protection”) plus (b) any Exit Payments, calculated as of the date ~~of any such prepayment, repayment, or acceleration.”~~thereof; provided that, for the avoidance of doubt, the Call Protection and Exit Payments shall constitute Obligations under the Loan Agreement, including without limitation, in connection with the Lenders’ right to credit bid in any proceeding under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).”

(e)	~~(d)~~ Section 2.13(c) of the Loan Agreement is hereby amended and restated as follows:
“(c) Notwithstanding the foregoing, upon the occurrence of any Event of Default; for avoidance of doubt, to include the right to accelerate on account of an Event of Default under Article VII(r), the Loans and all other Obligations, shall bear interest at a rate per annum equal to 2.00% plus the Applicable Rate then in effect.”

(a)	Section 5.01(a) is hereby amended to add the following proviso at the end of the Section:
“provided that, the Borrower shall not be required to deliver any items in connection with this Section 5.01(a) without a “going concern” or like qualification or exception for such year to the extent the Borrower has delivered a Quality of Earnings report to the Ad Hoc Group Advisors;”

(b)	Article V is hereby amended by adding a new Section 5.13 as follows:
“Prior Written Notice of Bankruptcy Filing. The Loan Parties and Restricted Subsidiaries, as applicable, shall provide the Ad Hoc Group Advisors with written notice at least seven (7) Business Days’ prior to commencing any proceedings under Chapter 7 or Chapter 11 of the Bankruptcy Code; provided that, following receipt of such written notice by the Ad Hoc Group Advisors, the Required Lenders shall be entitled to accelerate the Obligations then outstanding under this Agreement one (1) Business Day prior to the date of commencement of such proceedings as specified in such notice.”

(c)	Article VII is hereby amended as follows:
(i)    by deleting the word “or” at the end of Article VII(p);
(ii)    by adding the word “or” at the end of Article VII(q);
(iii)    by adding a new Article VII(r) as follows:
“any Loan Party or Restricted Subsidiary shall fail to observe or perform any covenant, condition, or agreement contained in Section 5.13.”
(iv)    by amending and restating the final paragraph of Article VII as follows:
“then, and in every such event (other than an event with respect to the Borrower described in clause (h), (i) or (r) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take the following action: declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Loans at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event with respect to the Borrower described in clause (h), (i), or (r) of this Article, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

(d)	~~(e)~~ Section 8.06 of the Loan Agreement is hereby amended to delete the second sentence in its entirety and replace it with the following sentence:
Upon any such resignation, the Required Lenders shall have the right to appoint a successor.

(e)	~~(f)~~ Section 9.04(b)(i)(A) is amended and restated as follows:
“[Reserved]; and”

(f)	~~(g)~~ Section 9.04(e) is amended and restated in its entirety as follows:
“(e) Notwithstanding anything to the contrary contained herein, (x) no Lender may assign all or a portion of its rights and obligations under this Agreement in respect of its Loans to the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary without the prior written consent of the Required Lenders and (y) the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary may not purchase or prepay Loans without the prior written consent of the Required Lenders in each case in accordance with Section 2.11(g); provided that (i) any Loans acquired by the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary shall be automatically retired and cancelled concurrently with the acquisition thereof, and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such assignment or sale, nor would result therefrom.”

(g)	~~(f)~~ For the avoidance of doubt, the amendments set forth in this Section 1~~1~~4 shall survive any termination of this Agreement.

2.
~~12.~~    Direction to the Administrative Agent; Indemnity. Each Lender party hereto hereby consents, authorizes and directs the Administrative Agent to execute and deliver this Agreement and to take the actions contemplated herein. Each Standstill Party confirms and agrees that (i) the Administrative Agent is only entering into this Agreement at the direction of the Required Lenders, (ii) subject to the terms of the Loan Agreement and the other Loan Documents (including this Agreement), any action or inaction taken hereunder by the Administrative Agent shall be at the express direction of the Required Lenders (including, without limitation, any determination that a Default, Event of Default, and/or Standstill Event of Default has occurred and/or that the Standstill Period has ended) and (iii) the indemnification provisions set forth in the Loan Agreement and the other Loan Documents (including, without limitation, the indemnification provisions set forth in Sections 9.03(b) and 9.03(c) of the Loan Agreement) shall apply to actions taken by the Administrative Agent in connection with this Agreement.

3.	~~13.~~ Miscellaneous.

(a)
~~(a)~~    Amendment. No provision or term hereof may be amended, modified or otherwise changed except by an instrument in writing, specifying the same, duly executed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. For the avoidance of doubt, any extension of the Termination Date hereunder shall not constitute a postponement of any scheduled date of payment of the principal amount of any Loan, or the date for the payment of any interest, fees or other Obligations, or a waiver or excuse of any such payment, in each case for purposes of Section 9.02(b)(iii) of the Loan Agreement.

(b)
~~(b)~~    GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Standstill Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement in any U.S. Federal (or, if such court lacks subject matter jurisdiction, New York State) court sitting in New York, New York (or court of proper appellate jurisdiction) (the “Chosen Courts”), and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Courts are an inconvenient forum or does not have personal jurisdiction over any Standstill Party hereto or constitutional authority to finally adjudicate the matter; provided that, for the avoidance of doubt, this Section 1~~3~~5(b) does not supersede, amend or modify the provisions of Section 9.09 of the Loan Agreement, which shall continue to apply in accordance with its terms, including with respect to any Defaults or Events of Default asserted under the Loan Agreement.

(c)
~~(c)~~    Trial by Jury Waiver. EACH STANDSTILL PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)
~~(d)~~    Entire Agreement. This Agreement, inclusive of its schedule, represents the entire understanding and agreement among the Standstill Parties with respect to the subject matter hereof, and supersedes all prior agreements, if any, among them with respect thereto. Each of the Standstill Parties acknowledges that it has not relied upon any representations by any other Standstill Party or anyone acting on behalf of any Standstill Party in entering into this Agreement.

(e)
~~(e)~~    Counterparts. This Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. Signatures to this Agreement, any amendment hereof and any notice given hereunder, transmitted by telecopy or PDF, and the photocopy of any signature page, shall be valid and effective to bind the Standstill Party so signing. All such counterparts shall collectively constitute a single instrument.

(f)
~~(f)~~    Waiver. Any provision hereof may be waived only by written instrument making specific reference to this Agreement signed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. The waiver by any Standstill Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Standstill Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Standstill Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)
~~(g)~~    Interpretation. This Agreement is the result of negotiation and, accordingly, no presumption or burden of proof will arise with respect to any ambiguity or question of intent concerning this Agreement favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement.

(h)	~~(h)~~ Reliance.

(i)
~~(i)~~    The Loan Parties acknowledge and agree that, notwithstanding anything to the contrary set forth in this Agreement, the Administrative Agent and the Standstill Lenders do not have, nor shall have, an obligation to: (A) subject to the obligations set forth in Section ~~8~~10(b) hereof, amend the Loan Agreement or any other Loan Document or otherwise restructure the Obligations; (B) other than with respect to any continuation of outstanding Eurodollar Loans or any conversion of outstanding ABR Loans into Eurodollar Loans, make any further loans, advances or extension of credit to or for the benefit of the Loan Parties, (C) extend the Standstill Period; (D) refrain from terminating the Standstill Period upon the occurrence of any Standstill Event of Default or (E) enter into any other instruments, agreements or documents regarding any of the same with the Loan Parties, and that neither the Administrative Agent nor the Lenders, nor any of their respective representatives, have made any agreements with, or commitments or representations or warranties to, the Loan Parties (either in writing or orally), other than as expressly stated in this Agreement.

(ii)
~~(ii)~~    The Loan Parties expressly understand and further agree that the Administrative Agent and the Lenders are relying on all terms, covenants, conditions, warranties and representations set forth in this Agreement as a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to standstill from exercising the Administrative Agent’s and the Lenders’ rights and remedies as specifically set forth herein.

(i)	~~(i)~~ Cumulative Remedies.

(i)
~~(i)~~    Except as otherwise specifically provided in this Agreement, the rights, powers, authorities, remedies, interests and benefits conferred upon the Administrative Agent and the Lenders by and as provided in this Agreement are intended to supplement, and be in addition to (and, except as expressly set forth herein, shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests, and benefits conferred by the Loan Agreement and the other Loan Documents.

(ii)
~~(ii)~~    No delay on the part of the Administrative Agent or the Lenders in the exercise of any power, right or remedy under this Agreement, the Loan Agreement or any other Loan Document at any time shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the Standstill Lenders of any power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy.

(j)
~~(j)~~    Relationship. The Loan Parties agree that the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between the Administrative Agent, the Lenders and the Loan Parties. The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted at all times only as a creditor to the Loan Parties within the normal and usual scope of the activities normally undertaken by a creditor and in no event have the Administrative Agent and the Lenders attempted to exercise any control over the Company or any other Loan Party or their respective businesses or affairs. The Loan Parties further acknowledge that the Administrative Agent and Lenders have not taken or failed to take any action under or in connection with their rights under the Loan Agreement and the other Loan Documents that in any way or to any extent have interfered with or adversely affected the Loan Parties’ ownership of the Collateral.

(k)	~~(k)~~ Ad Hoc Group Actions and Composition.

(i)
~~(i)~~    Any action by the Ad Hoc Group with respect to this Agreement (which, for the avoidance of doubt, is limited to actions under Section ~~5~~6(k) and Section ~~8~~10(a) hereof) may be taken by members of the Ad Hoc Group with Credit Exposures representing more than fifty percent (50%) of the Aggregate Credit Exposures of the Ad Hoc Group taken as a whole (the “Required Ad Hoc Group Members”). Any action taken hereunder by the Required Ad Hoc Group Members shall bind all members of the Ad Hoc Group.

(ii)
~~(ii)~~    In the event that, at any time on or after the Effective Date, the Ad Hoc Group does not act on behalf of the Required Lenders, all references to the “Ad Hoc Group” in this Agreement shall be deemed to refer to the Required Lenders.

(l)
~~(l)~~    No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

(m)
~~(m)~~    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, it being the parties’ intention that each and every provision of this Agreement be enforced to the fullest extent permitted by applicable law.

(n)
~~(n)~~    Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the Lenders, the Company, and the other Loan Parties and their respective successors and assigns, except that the Company and the other Loan Parties may not assign their rights under this Agreement without the prior written consent of the Required Lenders.

(o)
~~(o)~~    Voluntary Agreement. The Loan Parties, the Administrative Agent and the Standstill Lenders represent and warrant that they are represented by legal counsel of their choice, that they have consulted with such counsel regarding this Agreement, that they are fully aware of the terms and provisions contained herein and of their effect and that they have voluntarily and without coercion or duress of any kind entered into this Agreement.

(p)
~~(p)~~    Integration. This Agreement and the instruments, agreements and documents referred to in this Agreement shall be deemed incorporated into and made a part of the Loan Agreement and the other Loan Documents. This Agreement shall be deemed to be a Loan Document as that term is defined in the Loan Agreement. All such instruments, agreements and documents, and this Agreement, shall be construed as integrated and complementary of each other, and, except as otherwise specifically provided in this Agreement, as augmenting and not restricting the Administrative Agent’s or the Lenders’ rights, remedies, benefits and security. If after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute an amendment to the Loan Agreement and shall control; provided, however, that, for the avoidance of doubt, the provisions hereof that do not survive termination of this Agreement or the Standstill Period shall not be deemed to amend the terms of the Loan Agreement following such termination. References in the Loan Agreement to this “Agreement,” “herein,” “hereof” or “hereunder” or references to the Loan Agreement in any other agreement or document shall, in each case, be deemed to refer to the Loan Agreement as amended hereby.

(q)
~~(q)~~    No Novation. This Agreement shall not extinguish the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement, all of which shall remain outstanding in full force and effect after the effectiveness of this Agreement, as amended hereby.

(r)
~~(r)~~    Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

i.	~~i.~~ if to the Company:
Akorn, Inc.
1925 West Field Court, Suite 300
Lake Forest, IL 60045
Attention: Duane Portwood, Chief Financial Officer
Email address: duane.portwood@akorn.com
Copies to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Patrick J. Nash; Nicole L. Greenblatt
Email address: patrick.nash@kirkland.com; nicole.greenblat@kirkland.com

ii.	~~ii.~~ if to the Ad Hoc Group:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attention: Scott J. Greenberg
Email address: sgreenberg@gibsondunn.com

iii.	~~iii.~~ if to any other Lender party hereto, to such address as may be furnished by such Lender from time to time to each of the Standstill Parties.
iv.    ~~iv.~~    if to the Administrative Agent:
JPMorgan Chase Bank, N.A.
10 S. Dearborn Street
, 9th Floor~~,~~
Chicago, IL 60603
Attention: Justin Martin
Email address: justin.2.martin@jpmorgan.com
Copy to:
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, IL 60611
Attention: Zulf Bokhari
Email address: zulf.bokhari@lw.com

Any notice given by delivery, mail (electronic or otherwise), or courier shall be effective when received.

[Signature Pages to Follow]
IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has executed this Agreement below effective as of the Effective Date.
THE COMPANY:
AKORN, INC.

By
    Name: Duane Portwood
    Title: Chief Financial Officer

OTHER LOAN PARTIES:

ADVANCED VISION RESEARCH, INC.

By
    Name:
    Title:
AKORN (NEW JERSEY), INC.

By
    Name:
    Title:
AKORN ANIMAL HEALTH, INC.

By
    Name:
    Title:
AKORN OPHTHALMICS, INC.

By
    Name:
    Title:
AKORN SALES, INC.

By
    Name:
    Title:

INSPIRE PHARMACEUTICALS, INC.

By
    Name:
    Title:
OAK PHARMACEUTICALS, INC.

By
    Name:
    Title:
HI-TECH PHARMACAL CO., INC.

By
    Name:
    Title:
10 EDISON STREET LLC

By
    Name:
    Title:
13 EDISON STREET LLC

By
    Name:
    Title:
VPI HOLDINGS CORP.

By
    Name:
    Title:
VPI HOLDINGS SUB, LLC

By
    Name:
    Title:

VERSAPHARM INCORPORATED

By
    Name:
    Title:
COVENANT PHARMA INC.

By
    Name:
    Title:
OLTA PHARMACEUTICALS CORP.

By
    Name:
    Title:
CLOVER PHARMACEUTICALS CORP.

By
    Name:
    Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
    Name:
    Title:

[LENDERS]

By
    Name:
    Title:

Exhibit A
Ad Hoc Group

1.	~~1.~~ Eaton Vance Management

2.	~~2.~~ CIFC Asset Management

3.	~~3.~~ The Carlyle Group

4.	~~4.~~ Funds, accounts, and other investment vehicles managed, advised, or sub-advised by Credit Suisse Asset Management, LLC

5.	~~5.~~ Certain funds and accounts under management by BlackRock Financial Management, Inc. and its affiliates

6.	~~6.~~ Western Asset Management

7.	~~7.~~ GSO Capital Partners

8.	~~8.~~ PineBridge Investments

9.	~~9.~~ Stonehill Capital Management

10.	~~10.~~ BlueMountain Capital Management

11.	~~11.~~ Canyon Capital

12.	Symphony Asset Management

13.	MidOcean Partners

72141.00400